                                                                    EXHIBIT 10.5

                  RECEIVABLES CONTRIBUTION AND SALE AGREEMENT


                                     among


                            COMPUCOM SYSTEMS, INC.,


                        as Seller and initial Servicer,


                                      and


                               CSI FUNDING, INC.,

                                  as the Buyer



                            Dated as of May 7, 1999

                               TABLE OF CONTENTS



                                                                            PAGE

ARTICLE I      AMOUNTS AND TERMS OF THE PURCHASES                           -4-
     SECTION 1.1.    Agreement to Purchase and Sell                         -4-
     SECTION 1.2.    Timing of Purchases                                    -5-
     SECTION 1.3.    No Recourse                                            -6-
     SECTION 1.4.    True Sales                                             -6-
     SECTION 1.5.    Consideration for Purchases.                           -6-
     SECTION 1.6.    Buyer Agreement to Make
                       Demand Loans                                         -7-

ARTICLE II     CALCULATION OF PURCHASE PRICE                                -7-
     SECTION 2.1.    Calculation of Purchase Price.                         -7-

ARTICLE III    PAYMENT OF PURCHASE PRICE                                    -9-
     SECTION 3.1.    The Initial Purchase Price Payment.                    -9-
     SECTION 3.2.    Purchase Price Payments.                               -10-
     SECTION 3.3.    Deemed Collections, Etc.                               -11-
     SECTION 3.4.    Payments and Computations, Etc.                        -12-

ARTICLE IV     CONDITIONS TO PURCHASES                                      -13-
     SECTION 4.1.    Conditions Precedent to Initial Purchase.              -13-
     SECTION 4.2.    Conditions Precedent to All Purchases.                 -15-
     SECTION 4.3.    Certification as to Representations and
                       Warranties.                                          -15-
     SECTION 4.4.    Effect of Payment of Purchase Price.                   -15-

ARTICLE V      REPRESENTATIONS AND WARRANTIES                               -16-
     SECTION 5.1.    Representations and Warranties.                        -16-

ARTICLE VI     COVENANTS                                                    -19-
     SECTION 6.1.    Affirmative Covenants.                                 -19-
     SECTION 6.2.    Negative Covenants.                                    -21-
     SECTION 6.3.    Separate Existence                                     -22-

ARTICLE VII    INDEMNIFICATION                                              -22-
     SECTION 7.1.    Indemnities by COMPUCOM.                               -22-
     SECTION 7.2.    Contribution                                           -25-

ARTICLE VIII   ADMINISTRATION AND COLLECTIONS; ADDITIONAL

                 RIGHTS AND OBLIGATIONS IN RESPECT OF THE
                 RECEIVABLES                                                -25-
     SECTION 8.1.    Servicing of Receivables and
                       Related Rights.                                      -25-
     SECTION 8.2.    Rights of the Buyer;
                       Enforcement Rights.                                  -26-
     SECTION 8.3.    Responsibilities of COMPUCOM                           -27-
     SECTION 8.4.    Further Action Evidencing Purchases                    -28-
     SECTION 8.5.    Purchase Termination Event                             -28-

ARTICLE IX     MISCELLANEOUS                                                -29-
     SECTION 9.1.    Amendments, Etc.                                       -29-
     SECTION 9.2.    Notices, Etc.                                          -29-
     SECTION 9.3.    Acknowledgment and Consent                             -29-
     SECTION 9.4.    Binding Effect; Assignability                          -30-
     SECTION 9.5.    Costs, Expenses and Taxes                              -31-
     SECTION 9.6.    No Proceedings; Limitation on Payments                 -31-
     SECTION 9.7.    GOVERNING LAW AND JURISDICTION                         -32-
     SECTION 9.8.    Execution in Counterparts                              -32-
     SECTION 9.9.    Survival of Termination                                -32-
     SECTION 9.10.   WAIVER OF JURY TRIAL                                   -32-
     SECTION 9.11.   Entire Agreement                                       -33-
     SECTION 9.12.   Headings                                               -33-

SCHEDULE I LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

EXHIBIT A      FORM OF PURCHASE REPORT

EXHIBIT B      FORM OF BUYER NOTE

                  RECEIVABLES CONTRIBUTION AND SALE AGREEMENT



     This RECEIVABLES CONTRIBUTION AND SALE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of
                                               ---------
May 7, 1999, between COMPUCOM SYSTEMS, INC., a Delaware corporation ("COMPUCOM"
                                                                      --------
or the "Seller"), as seller and as initial Servicer, and CSI FUNDING, INC., a
        ------
Delaware corporation, as Buyer (the "Buyer").
                                     -----



                                  DEFINITIONS


     Unless otherwise defined herein or the context otherwise requires, certain terms that are used throughout this Agreement (including the Exhibits hereto) are defined in Annex X to the Pooling and Servicing Agreement, dated as of even date herewith, among the Buyer, as Transferor, COMPUCOM, as the initial Servicer, and Norwest Bank Minnesota, National Association, as Trustee (as the same may be amended, modified or supplemented from time to time, the "Pooling
                                                                      -------
and Servicing Agreement").  Any reference to "this Agreement" or "the
-----------------------
Receivables Contribution and Sale Agreement", including any such reference in any Exhibit hereto, shall mean this Agreement in its entirety, including the Exhibits and other attachments hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

     Available Funds shall have the meaning assigned to such term in Section 3.2
     ---------------                                                 -----------
hereof.

     Buyer Note shall have the meaning assigned to such term in Section 3.1
     ----------                                                 -----------
hereof.

     Contributed Receivables shall have the meaning assigned to such term in
     -----------------------
Section 1.2 hereof.
-----------

     Fair Market Value Discount Factor  shall have the meaning assigned to such
     ---------------------------------
term in Section 2.1 hereof.
        -----------

     Ineligible Receivable shall have the meaning assigned to such term in
     ---------------------
Section 3.3(a) hereof.
--------------

     Initial Cut-Off Date means the Business Day immediately preceding the
     --------------------
Initial Closing Date.

     LIBO Rate means the offered rate per annum (rounded upwards, if necessary,
     ---------
to the nearest 1/16th of one percent) appearing in The Wall Street Journal for
                                                   --- ---- ------ -------
three month LIBOR loans on the date of determination.

     Original Purchase Agreement shall have the meaning assigned to such term in
     ---------------------------
the Preliminary Statements.

     Payment Day means (i) the date hereof and (ii) each Business Day thereafter
     -----------
that COMPUCOM is open for business.

     Purchase Price shall have the meaning assigned to such term in Section 2.1
     --------------                                                 -----------
hereof.

     Purchase Report shall have the meaning assigned to such term in Section 2.1
     ---------------                                                 -----------
hereof.

     Related Rights shall have the meaning assigned to such term in Section
     --------------                                                 -------
1.1(a) hereof.
------

     Related Security with respect to any Receivable means all Related Property
     ----------------
related thereto other than the Related Property described in clause (a) of the definition thereof.

     Sale Indemnified Amounts shall have the meaning assigned to such term in
     ------------------------
Section 7.1 hereof.
-----------

     Sale Indemnified Party shall have the meaning assigned to such term in
     ----------------------
Section 7.1 hereof.
-----------

     Sale Termination Date shall be the date on which an Early Amortization
     ---------------------
Event with respect to all Series shall have occurred and be continuing.

     Seller Material Adverse Effect means, with respect to any event or
     ------------------------------
circumstance:


          (i) a material adverse effect on the assets, business, financial condition, prospects or operations of COMPUCOM;



          (ii) a material adverse effect on the ability of COMPUCOM to perform its obligations under this Agreement or any other Transaction Document to which COMPUCOM, as seller, in its capacity as such, is a party;

          (iii) a material adverse effect on the validity or enforceability as against COMPUCOM of this Agreement or any other Transaction Document to which COMPUCOM, as seller, in its capacity as such, is a party;

          (iv) a material adverse effect on the status, existence, perfection, priority or enforceability of the Buyer's interest in the Receivables and the Related Rights; or

          (v) a material adverse effect on the validity, enforceability or collectibility of a material portion of the Receivables Pool.



                             PRELIMINARY STATEMENTS


     1. The Buyer is a limited purpose corporation, all of the issued and outstanding shares of capital stock of which are wholly owned by COMPUCOM.

     2. COMPUCOM wishes to sell Receivables that it now owns and from time to time hereafter will own to the Buyer, and the Buyer is willing, on the terms and subject to the conditions contained in this Agreement, to purchase such Receivables from COMPUCOM at such time.

     3. The Buyer has entered into the Pooling and Servicing Agreement, pursuant to which, among other things, the Buyer may sell to the Certificateholders Certificates representing undivided ownership interests in the Receivables and certain Related Rights.

     4. Buyer and Seller previously entered into that certain Receivables Purchase Agreement, dated as of April 1, 1996 and amended and restated as of November 3, 1997 (the "Original Purchase Agreement"), which agreement shall be
                       ---------------------------
replaced and superseded in its entirety by this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                       AMOUNTS AND TERMS OF THE PURCHASES


     SECTION 1.1.  Agreement to Purchase and Sell.
                   ------------------------------

     (a) Each Receivable that existed as of the Business Day prior to the date of this Agreement (the "Existing Receivables") was sold to the Buyer pursuant to
                        --------------------
the Original Purchase Agreement. On the terms and conditions hereinafter set forth, and in consideration of the Purchase Price, COMPUCOM agrees to sell to the Buyer, and the Buyer agrees to purchase from COMPUCOM, at the times set forth in Section 1.2, but prior to the Sale Termination Date, all of COMPUCOM's
         -----------
right, title, and interest in and to:

          (i) each Receivable (other than Contributed Receivables) created or originated by COMPUCOM from the close of COMPUCOM's business on the

     Business Day prior to the date of this Agreement to and including the Sale Termination Date;

          (ii) all rights to, but not the obligations under, all related Contracts and all Related Security with respect thereto;

          (iii)  all monies due or to become due with respect to the foregoing;
     and

          (iv) all Collections in respect of, and other proceeds of, Receivables or any other of the foregoing (as defined in the UCC) including, without limitation, all funds which either are received by COMPUCOM, the Buyer or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments, if any, that COMPUCOM or the Servicer (if other than COMPUCOM) applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of goods or other collateral or property of the Obligors or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon, excluding, however, proceeds of returned inventory).

All purchases and capital contributions hereunder shall be made without recourse, but shall be made pursuant to and in reliance upon the representations, warranties and covenants of COMPUCOM, in its capacity as seller, set forth in each Transaction Document. The proceeds and rights described in subsections (ii), (iii) and (iv) of this Section 1.1(a) are herein
             ----------------  -----     ----         --------------
collectively called the "Related Rights".
                         --------------

     (b)  Contribution.  COMPUCOM does hereby contribute to Buyer, and Buyer
          ------------
hereby accepts all other Contributed Receivables, if any.

     SECTION 1.2.  Timing of Purchases.  On and after the date hereof, and
                   -------------------
continuing until the Sale Termination Date, each Receivable described in Section
                                                                         -------
1.1(a)(i) hereof, and all the Related Rights with respect thereto, created or
---------
originated by COMPUCOM shall be sold or contributed by COMPUCOM to the Buyer (without any further action) upon the creation or origination of such Receivable. All such Receivables, other than those Receivables indicated on a Purchase Report as having been contributed by COMPUCOM to the Buyer (such other Receivables, the "Contributed Receivables"), shall be sold to the Buyer on such
                  -----------------------
date; all Contributed Receivables shall be contributed by COMPUCOM to the Buyer on such date.

     SECTION 1.3.  No Recourse.  Except as specifically provided in this
                   -----------
Agreement, the purchase and sale of Receivables and Related Rights under this Agreement shall be without recourse to COMPUCOM; provided that COMPUCOM shall be
                                                 --------
liable to the Buyer for all representations, warranties, covenants and indemnities made by COMPUCOM pursuant to the terms of this Agreement, it being understood that such obligation of COMPUCOM will not arise on account of the failure of the Obligor for credit reasons to make any payment in respect of a Receivable.

     SECTION 1.4.  True Sales.
                   ----------

     (a) Each of COMPUCOM and the Buyer intend the transactions hereunder to constitute true sales (or in the case of Contributed Receivables, absolute conveyances in the form of capital contributions) of Receivables and the Related Rights by COMPUCOM to the Buyer providing the Buyer with the full benefits of ownership thereof, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from the Buyer to COMPUCOM.

     (b) In the event (but only to the extent) that the conveyance of Receivables and Related Rights hereunder is characterized by a court or other governmental authority as a loan rather than a sale or contribution, COMPUCOM shall be deemed hereunder to have granted to the Buyer, and COMPUCOM hereby grants to the Buyer, a security interest in all of COMPUCOM's right, title and interest in, to and under all of the Receivables and Related Rights, whether now or hereafter owned, existing or arising. Such security interest shall secure all of COMPUCOM's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. The Buyer shall have, with respect to the property described in this Section 1.4(b), and in addition to all the other rights and remedies
     --------------
available to the Buyer under this Agreement and applicable law, all the rights and remedies of a secured party under the UCC, and this Agreement shall constitute a security agreement under applicable law.

     SECTION 1.5.  Consideration for Purchases.  On the terms and subject to the
                   ---------------------------
conditions set forth in this Agreement, the Buyer agrees to make all Purchase Price payments to COMPUCOM in accordance with Article III.
                                              -----------

                                   ARTICLE II

                         CALCULATION OF PURCHASE PRICE


     SECTION 2.1.  Calculation of Purchase Price.  On each Determination Date
                   -----------------------------
(commencing with the first Determination Date following the date hereof), the Servicer shall deliver to the Buyer, the Trustee and COMPUCOM (if the Servicer is other than COMPUCOM) a report in substantially the form of Exhibit A (each
                                                              ---------
such report being herein called a "Purchase Report") with respect to the Buyer's
                                   ---------------
purchases of Receivables from COMPUCOM


          (a) that arose on or prior to the Initial Cut-Off Date (in the case of the first Purchase Report to be delivered hereunder) and

          (b) that arose during the Settlement Period immediately preceding such Determination Date (in the case of each successive Purchase Report).

Each Purchase Report shall designate the amount of such Receivables that were Eligible Receivables on the date of origination (or, in the case of Receivables transferred or contributed on or prior to the Initial Closing Date, on the Initial Closing Date).

The "Purchase Price" (to be paid to COMPUCOM in accordance with the terms of
     --------------
Article III) for the Receivables and the Related Rights shall be determined in
-----------
accordance with the following formula:

     PP  =  AUB  X FMVD

     where:
     -----

                 PP  =  Purchase Price (to be paid to COMPUCOM in accordance with the terms of Article III) as calculated on the relevant
                                -----------
              Determination Date;

     AUB   =  For purposes of calculating the Purchase Price for Receivables on each Determination Date, the aggregate Unpaid Balance of the
              Receivables described in Section 1.1(a)(i) hereof that were
                                       -----------------
              generated by COMPUCOM during the immediately preceding Settlement
              Period, less an amount equal to the sum of the aggregate Unpaid
                      ----
              Balance of all Contributed Receivables, if any, indicated on the related Purchase Report; and

            FMVD       =  "Fair Market Value Discount Factor" on the
                           ---------------------------------
              determination date, which shall equal 97.79%.


                                  ARTICLE III

                           PAYMENT OF PURCHASE PRICE

     SECTION 3.1.  The Initial Purchase Price Payment.
                   ----------------------------------

     (a) Buyer paid a portion of the purchase price for Receivables sold under the Original Purchase Agreement by the issuance of a subordinated note thereunder (the "Original Subordinated Note"), the principal balance of which as
                 --------------------------
of the date hereof is $116,749,117. Such Original Subordinated Note shall be replaced by a promissory note in the form of Exhibit B to this Agreement payable
                                             ---------
to the order of COMPUCOM in the initial principal amount equal to the outstanding principal balance of the Original Subordinated Note as of the date hereof (such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with any promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being called an "Buyer
                                                                       -----
Note"), which Buyer Note shall, in accordance with its terms, be subordinated to
----
all interests in Receivables and Related Rights and all obligations of the Buyer, of any nature, whether now or hereafter arising under or in connection with the Pooling and Servicing Agreement.

     (b) The Servicer shall hold the Buyer Note for the benefit of COMPUCOM, and shall make all appropriate record-keeping entries with respect to the Buyer Note or otherwise to reflect payments on and adjustments of the Buyer Note; provided that the failure to make such notation shall not be construed to reduce
--------
the amount owing under such Buyer Note. The Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued and unpaid interest on the Buyer Note at any time. COMPUCOM hereby irrevocably authorizes the Servicer to mark its Buyer Note "CANCELED" and to return such Buyer Note to the Buyer upon the full and final payment thereof after the Sale Termination Date.

     (c) The Buyer Note shall bear interest at a rate equal to the LIBO Rate plus 1.5%. Such rate shall be readjusted on each six month anniversary of the date hereof.

     SECTION 3.2.  Purchase Price Payments.  On each Business Day falling on or
                   -----------------------
after the date hereof until the termination of this Agreement pursuant to

Section 9.4, on the terms and subject to the conditions of this Agreement, the
-----------
Buyer shall pay to COMPUCOM the Purchase Price for the Receivables and Related Rights purchased from COMPUCOM during the immediately preceding Settlement Period as follows:

          (i)    First, by paying to COMPUCOM a portion of the Purchase Price
                 -----
     due pursuant to Section 2.1 by depositing into such account as COMPUCOM
                     -----------
     shall specify immediately available funds from monies held by or on behalf of the Buyer solely to the extent that such monies are available to be distributed to the Buyer pursuant to the Pooling and Servicing Agreement (such available monies, the "Available Funds");
                                  ---------------

          (ii)   Second, to the extent any portion of the Purchase Price remains
                 ------
     unpaid, the principal amount outstanding under the Buyer Note issued to COMPUCOM automatically shall be increased in an amount equal to such remaining Purchase Price.

To the extent that (x) the amount paid to CompuCom during such Settlement Period pursuant to the foregoing sentences with respect to all Receivables created or originated by COMPUCOM that arose during the corresponding Settlement Period exceeds (y) the amount due pursuant to Section 2.1 for such Receivables, such
                                       -----------
excess shall be treated as a reduction in the principal amount of the Buyer Note, effective as of the last day of the related Settlement Period; provided,
                                                                     --------
however, that if at any time the unpaid principal
-------
amount of the Buyer Note has been reduced to zero, COMPUCOM shall pay the Buyer the remainder owed with respect thereto in immediately available funds.

     SECTION 3.3.  Ineligible Receivables, Etc.
                   ----------------------------

     (a)  If on any day any of the representations or warranties in Section 5.1
                                                                    -----------
(i) or (u) hereto is not true with respect to any Receivable (each such
---    ---
Receivable, an "Ineligible Receivable"), COMPUCOM shall deliver to the Servicer
                ---------------------
in same day funds an amount equal to the Unpaid Balance of such Receivable for application by the Servicer to the same extent as if Collections of such Unpaid Balance had actually been received on such date;

     (b)  except as provided in paragraph (a) of this Section 3.3, or as
                                -------------         -----------
otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivables shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables;

     (c) if and to the extent that the Buyer shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Event of Bankruptcy) any amount received by it under this
Section 3.3, such amount shall be deemed not to have been so received but rather
-----------
to have been retained by COMPUCOM and, accordingly, the Buyer shall have a claim against COMPUCOM for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof; and

     (d) in the event that COMPUCOM has paid (by effecting a Purchase Price reduction or otherwise) to the Buyer the full Unpaid Balance of any Receivable pursuant to this Section 3.3, the Buyer shall reconvey such Receivable and all
                 -----------
Related Rights with respect thereto to COMPUCOM, without recourse, representation or warranty, but free and clear of all Liens created by the Buyer; such reconveyed Receivables and all Related Rights shall no longer be subject to the terms of this Agreement (including any obligation to turn over Collections with respect thereto).

     SECTION 3.4.  Payments and Computations, Etc.
                   ------------------------------

     (a) All amounts to be paid or deposited by COMPUCOM or the Servicer hereunder shall be paid or deposited no later than 12:00 p.m. (New York time) on the day when due in same day funds. All amounts received after 12:00 p.m. (New York time) will be deemed to have been received on the immediately succeeding Business Day.

     (b) COMPUCOM shall, to the extent permitted by law, pay interest on any amount not paid or deposited by COMPUCOM (whether as Servicer, or otherwise) when due hereunder, at an interest rate equal to 2.0% per annum above the
                                                       --- -----
Alternate Base Rate, payable on demand.

     (c)  All computations of interest under Section 3.4(b) and all computations
                                             --------------
of the Purchase Price, fees, and other amounts hereunder shall be made on the basis of a 360-day year and actual days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

                                   ARTICLE IV

                            CONDITIONS TO PURCHASES

     SECTION 4.1.  Conditions Precedent to Initial Purchase.  The initial
                   ----------------------------------------
Purchase under this Agreement is subject to the condition precedent that the Buyer shall have received each of the following (with copies to the Trustee), on or before the date of such purchase, each in form and substance (including the date thereof) satisfactory to the Buyer and the Trustee:

          (a) The Pooling and Servicing Agreement and the Series 1999-1 Supplement thereto, duly executed by the parties thereto, together with evidence reasonably satisfactory to the Buyer that all conditions precedent to the sale of the 1999-1 Series Certificate to the Initial Series 1999-1 Certificateholder thereunder (other than any condition relating to the effectiveness of the purchase commitment under this Agreement) shall have been met;

          (b) A certificate of the Secretary of COMPUCOM certifying (i) a copy of the resolutions of its Board of Directors approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby; (ii) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder (on which certificate the Trustee, the Certificateholders and Buyer may conclusively rely until such time as the Trustee shall receive from COMPUCOM, as the case may be, a revised certificate meeting the requirements of this subsection (b)); (iii)
                                                          --------------
     a copy of its by-laws; and (iv) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents;

          (c) The Articles of Incorporation of COMPUCOM, duly certified by the Secretary of State of Delaware, as of a recent date;

          (d) Acknowledgment copies or time stamped receipt copies, of the proper financing statements (Form UCC-1) that have been duly executed and name COMPUCOM as the debtor and seller and the Buyer as the secured party and purchaser (and the Trustee, for the benefit of the Certificateholders, as assignee of the Buyer) of the Receivables and the Related Rights or other, similar instruments or documents, as may be necessary or, in Servicer's or the Trustee's opinion, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Buyer's ownership interest in all Receivables and Related Rights in which an ownership interest may be assigned to it hereunder;

          (e) A search report provided in writing to the Trustee, listing all effective financing statements that name COMPUCOM as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (d) above and in such other jurisdictions that Trustee shall
     --------------
     reasonably request, together with copies of such financing statements (none of which shall cover any Trust Assets), and tax and judgment lien search reports from a Person satisfactory to Servicer and the Trustee showing no evidence of such liens filed against COMPUCOM;

          (f) An opinion of Morgan, Lewis & Bockius, special counsel to COMPUCOM, in the form reasonably acceptable to the Agent;

          (g)  A pro forma Purchase Report, prepared in respect of the proposed
                 --- -----
     initial Purchase, assuming an Initial Cut-Off Date of March 31, 1999;

          (h)  The Buyer Note in favor of COMPUCOM, duly executed by the Buyer;

          (i) A certificate from an officer of COMPUCOM to the effect that Servicer and COMPUCOM have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof):

          THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO CSI FUNDING, INC. PURSUANT TO A RECEIVABLES CONTRIBUTION SALE AGREEMENT, DATED AS OF May 7, 1999, AS AMENDED FROM TIME TO TIME, BETWEEN COMPUCOM SYSTEMS, INC. AND CSI FUNDING, INC.; AND AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE, PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF May 7, 1999, AMONG COMPUCOM SYSTEMS, INC., CSI FUNDING, INC., AND NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE; and

          (j) Such other agreements, instruments, UCC financing statements, certificates, opinions and other documents as the Buyer, the Trustee or the Agent may reasonably request.

     SECTION 4.2.  Conditions Precedent to All Purchases.  Each purchase under
                   -------------------------------------
this Agreement is subject to the condition precedent that the agreement of COMPUCOM to sell Receivables and Related Rights, and the agreement of the Buyer to purchase Receivables and Related Rights, shall not have terminated pursuant to Section 9.4 of this Agreement, and shall be subject further to the conditions
   -----------
precedent that:

          (a) in the case of each purchase, the Servicer shall have delivered to the Buyer on or prior to such purchase, a completed Purchase Report with respect to the immediately preceding calendar month, together with such additional information as may be reasonably requested by the Buyer; and

          (b)  the representations and warranties contained in Article V are
                                                               ---------
     correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date).

     SECTION 4.3.  Certification as to Representations and Warranties.
                   --------------------------------------------------
COMPUCOM, by accepting the Purchase Price (whether in cash or by an increase in the principal amount outstanding under the Buyer Note) paid for each purchase of Receivables and Related Rights on any day, shall be deemed to have certified that its representations and warranties contained in Article V are true and
                                                     ---------
correct on and as of such day, with the same effect as though made on and as of such day.

     SECTION 4.4.  Effect of Payment of Purchase Price.  Upon the payment of the
                   -----------------------------------
Purchase Price (whether in cash or by an increase in the principal amount outstanding under the Buyer Note) for any purchase of Receivables and Related Rights, title to such Receivables and Related Rights shall vest in the Buyer, whether or not the conditions precedent to such purchase were in fact satisfied; provided that the Buyer shall not be deemed to have waived any claim it may have
--------
under this Agreement for the failure by COMPUCOM in fact to satisfy any such condition precedent.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     SECTION 5.1.  Representations and Warranties.  In order to induce the Buyer
                   ------------------------------
to enter into this Agreement and to make purchases thereunder, COMPUCOM hereby represents and warrants as follows:

          (a)  Organization and Good Standing.  COMPUCOM has been duly organized
               ------------------------------
     and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.



          (b)  Due Qualification.  COMPUCOM is duly qualified to do business as
               -----------------
     a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals could not reasonably be expected to have a Seller Material Adverse Effect.

          (c)  Power and Authority; Due Authorization.  COMPUCOM (i) has all
               --------------------------------------
     necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (C) sell and assign the Receivables and Related Rights on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

          (d)  Binding Obligations. This Agreement constitutes, and each other
               -------------------
     Transaction Document to be signed by COMPUCOM when duly executed and delivered will constitute, a legal, valid and binding obligation of COMPUCOM enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the transactions contemplated
               ------------
     by this Agreement and the other Transaction Documents to which COMPUCOM is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under COMPUCOM's articles of incorporation or by-laws or any loan or credit agreement, other agreement, indenture, lease or instrument of COMPUCOM, or by which it or its properties may be bound (ii) result in the creation or imposition of any Lien upon any of COMPUCOM's properties pursuant to the terms of any such loan or credit agreement, other agreement, indenture, lease or instrument, other than the Transaction Documents, or (iii) violate any Requirements of Law.

          (f)  No Proceedings.  There is no litigation, proceedings or
               --------------
     investigations pending or, to the best of COMPUCOM's knowledge, threatened, before any Governmental Authority or arbitrator (i) asserting the invalidity of this Agreement or any other Transaction Document to which COMPUCOM is a party, (ii) seeking to prevent the sale and assignment of the Receivables and Related Rights, the collectibility of the Receivables or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Seller Material Adverse Effect.

          (g)  Government Approvals.  No Governmental Action is required for the
               --------------------
     due execution, delivery and performance by COMPUCOM of this Agreement or any other Transaction Document to which it is a party.

          (h)  Securities Exchange Act.  No proceeds of any purchase will be
               -----------------------
     used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (i)  Quality of Title; Valid Sale; Etc.  Upon its creation and prior
               ---------------------------------
     to its sale or contribution to the Buyer under this Agreement, it is the legal and beneficial owner of each of the Receivables and the Related Rights free and clear of any Lien; and upon each purchase or contribution the Buyer shall acquire a valid and enforceable ownership interest in each Receivable then existing or thereafter arising and in the Related Rights with respect thereto, free and clear of any Lien. Each Receivable constitutes an "account" as such term is defined in the UCC. No effective financing statement or other instrument similar in effect covering any Receivable or Related Rights with respect thereto is on file in any recording office, except those filed in favor of the Buyer pursuant to this Agreement and in favor of the Trustee pursuant to the Pooling and Servicing Agreement.

          (j)  Accuracy of Information.  Each report, information, exhibit,
               -----------------------
     financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of it to the Buyer or the Trustee in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Trustee at such time) as of the date so furnished, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially misleading.

          (k)  Offices.  The principal place of business and chief executive
               -------
     office of COMPUCOM are located at the address of COMPUCOM referred to in
     Section 9.2, and the offices where COMPUCOM keeps all its books, records
     -----------
     and documents evidencing or relating to Receivables are located at the address of COMPUCOM referred to in Section 9.2 (or at such other locations,
                                        -----------
     notified to the Trustee in accordance with Section 6.1(e), in jurisdictions
                                                --------------
     where all action required by Section 8.4 has been taken and completed).
                                  -----------

          (l)  Bulk Sales Act.  No transaction contemplated hereby requires
               --------------
     compliance with any bulk sales act or similar law.

          (m)  Margin Regulations.  The use of all funds obtained by COMPUCOM
               ------------------
     under this Agreement will not conflict with or contravene any of Regulation T, U or X promulgated by the Federal Reserve Board from time to time.

          (n)  No Purchase Termination Events.  No event has occurred and is
               ------------------------------
     continuing, or would result from a purchase, in respect of the Receivables or Related Rights or from the application of the proceeds therefrom, which constitutes a Purchase Termination Event.

          (o)  Maintenance of Books and Records.  It has accounted for each sale
               --------------------------------
     of Receivables and Related Rights in its books and financial statements as sales, consistent with generally accepted accounting principles.

          (p)  Credit and Collection Policy.  It has complied in all material
               ----------------------------
     respects with the Credit and Collection Policy with regard to each Receivable.

          (q)  Solvency.  It is solvent; and at the time of (and immediately
               --------
     after) each sale pursuant to this Agreement it shall be solvent.

          (r)  Compliance with Transaction Documents.  It, as Servicer or
               -------------------------------------
     Seller, has complied with all of the terms, covenants and agreements contained in this Agreement and the other Transaction Documents applicable to it.

          (s)  Corporate Name.  COMPUCOM's complete corporate name is set forth
               --------------
     in the preamble to this Agreement, and COMPUCOM does not use and has not during the last six years used any other corporate name, trade name, doing business name or fictitious name, other than NC Group (used in Ohio only) and PCSave.

          (t)  Investment Company Act.  It is not, and is not controlled by, an
               ----------------------
     "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

          (u)  Eligible Receivables.  Each Receivable sold or contributed by it
               --------------------
     to the Buyer under the Original Purchase Agreement that is designated as an Eligible Receivable on the initial Purchase Report or Settlement Statement is in fact an Eligible Receivable. Each Receivable sold or contributed by it to the Buyer hereunder that is designated as an Eligible Receivable on a Purchase Report or Settlement Statement is in fact an Eligible Receivable.

                                   ARTICLE VI

                                   COVENANTS

     SECTION 6.1.  Affirmative Covenants.  From the date hereof until the Final
                   ---------------------
Trust Termination Date:

          (a)  Compliance with Laws, Etc.  COMPUCOM will comply in all material
               -------------------------
     respects with all Requirements of Law, including those with respect to the Receivables and the related Contracts, except where noncompliance could not reasonably be expected to have a Seller Material Adverse Effect.

          (b)  Preservation of Corporate Existence.  COMPUCOM will preserve and
               -----------------------------------
     maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Seller Material Adverse Effect.

          (c)  Audits.  (i) COMPUCOM will at any time and from time to time
               ------
     during regular business hours, permit the Trustee or any of its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in its possession or under its control relating to Receivables,
     (B) to visit its offices and properties for the purpose of examining such materials described in clause (i)(A) above, and to discuss matters relating
                            -------------
     to Receivables or its performance hereunder with any of its officers or employees having knowledge of such matters, and (C) to verify the existence and amount of the Receivables; and (ii) without limiting the provisions of clause (i) above, from time to time on request of the Trustee, permit
     ----------
     certified public accountants or other auditors acceptable to the Trustee to conduct, at COMPUCOM's expense, a review of its books and records with respect to the Receivables.

          (d)  Keeping of Records and Books of Account.  COMPUCOM will maintain
               ---------------------------------------
     and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

          (e)   Location of Records.  COMPUCOM will keep its principal place
                -------------------
     of business and chief executive office, and the
     offices where it keeps its records concerning the Receivables and all related Contracts and all other agreements related to such Receivables (and all original documents relating thereto), at its address(es) referred to in
     Section 9.2 or, upon 30 days' prior written notice to the Trustee, at such
     -----------
     other locations in jurisdictions where all action required by Section 8.4
                                                                   -----------
     shall have been taken and completed.

          (f)  Credit and Collection Policies.  COMPUCOM, at its own expense,
               ------------------------------
     will timely and fully perform and comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contracts.

          (g)  Collections.  COMPUCOM will instruct all Obligors to cause all
               -----------
     Collections to be sent to a Post Office Box or a Wire Transfer Receipt Account. In the event that COMPUCOM receives Collections directly from any Obligor, COMPUCOM shall deposit such Collections into the Concentration Account within one Business Day of receipt thereof.

     SECTION 6.2.  Negative Covenants.  From the date hereof until the Final
                   ------------------
Trust Termination Date:

          (a)  Sales, Liens, Etc.  COMPUCOM will not, except as otherwise
               ------------------
     provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivable or any interest therein.

          (b)  Extension or Amendment of Receivables.  COMPUCOM will not, except
               -------------------------------------
     as otherwise permitted in any other Transaction Document, extend, amend or otherwise modify, or permit Servicer to extend, amend or otherwise modify, the terms of any Receivable; or amend, modify or waive, or permit Servicer to amend, modify or waive, any term or condition of any Contract related to a Receivable.

          (c)  Change in Business or Credit and Collection Policy.  COMPUCOM
               --------------------------------------------------
     will not make any change in the character of its business or in the Credit and Collection Policy, which change could impair the collectibility of any Receivable or otherwise adversely affect the interests or remedies of the Buyer under this Agreement or any other Transaction Document or any Certificateholder.

          (d)  Change in Payment Instructions to Obligors.  COMPUCOM will not
               ------------------------------------------
     make any change, or permit Servicer to make any change, in its instructions to Obligors regarding payments to be made to a Post Office Box or a Wire Transfer Receipt Account.

          (e)  Deposits to Special Accounts.  COMPUCOM will not deposit or
               ----------------------------
     otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account or the Concentration Account cash or cash proceeds other than Collections of Receivables.

     SECTION 6.3.  Separate Existence.  COMPUCOM hereby acknowledges that the
                   ------------------
Investor Certificateholders are entering into the transactions contemplated by the other Transaction Documents in reliance upon the Buyer's identity as a legal entity separate from COMPUCOM. Therefore, from and after the date hereof, COMPUCOM shall take all steps specifically required by the Transaction Documents or by the Buyer or the Trustee to continue the Buyer's identity as a separate legal entity and to make it apparent to third Persons that the Buyer is an entity with assets and liabilities distinct from those of COMPUCOM and any other Person, and is not a division of COMPUCOM or any other Person.

                                  ARTICLE VII

                                INDEMNIFICATION

     SECTION 7.1.  Indemnities by COMPUCOM.  Without limiting any other rights
                   -----------------------
which the Buyer and each of its permitted assigns, officers, directors, employees and agents (each of the foregoing Persons being individually called a "Sale Indemnified Party") may have hereunder or under applicable law, COMPUCOM
 ----------------------
hereby agrees to indemnify the Buyer and each Sale Indemnified Party from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing collectively being called "Sale Indemnified Amounts") arising
                                            ------------------------
out of or resulting from this Agreement (whether directly or indirectly) or the use of proceeds of purchases or the ownership of any Receivable or Related Rights, excluding, however, (a) Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Buyer or such Sale Indemnified Party, (b) Sale Indemnified Amounts to the extent the same includes losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to COMPUCOM for the amount of any Receivable or Related Rights not paid by the related Obligor for credit reasons, or (c) any net income taxes or franchise taxes imposed on the Buyer or such Sale Indemnified Party . Without limiting or being limited by the foregoing, but subject to the exclusions set forth in the immediately preceding sentence, COMPUCOM shall pay on demand to the Buyer and each Sale Indemnified Party any and all amounts necessary to indemnify the Buyer and such Sale Indemnified Party from and against any and all Sale Indemnified Amounts relating to or resulting from any of the following:

          (i) the transfer by COMPUCOM of an interest in any Receivable or Related Rights to any Person other than the Buyer;

          (ii) the failure of any information provided by COMPUCOM, as Servicer or otherwise, to the Buyer, the Trustee or the Servicer with respect to Receivables or this Agreement to be true, correct and complete;

          (iii) the failure of any representation or warranty or statement made or deemed made by COMPUCOM (or any of its officers), under or in connection with this Agreement to have been true and correct when made;

          (iv) the failure by COMPUCOM to comply with any Requirements of Law with respect to any Receivable or Related Rights or otherwise; or the failure of any Receivable or Related Rights to conform to any such Requirement of Law;

          (v) the failure to vest and maintain vested in the Buyer a valid and enforceable ownership interest in each Receivable at any time existing and the Related Rights with respect thereto, free and clear of any Lien, other than a Lien arising solely as a result of an act of the Buyer or the Trustee, whether existing as the time of purchase of such Receivable or at any time thereafter;

          (vi) the failure of COMPUCOM to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables and the Related Rights in respect thereof, whether at the time of any purchase or at any subsequent time;

          (vii) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

          (viii) any failure of COMPUCOM to perform its duties or obligations in accordance with the provisions hereof or to perform its duties or obligations under the Contracts;

          (ix) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

          (x) the commingling of Collections of Receivables at any time with other funds;

          (xi) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or the ownership of any Receivable or Related Rights;

          (xii) any tax or governmental fee or charge (but not including taxes upon or measured by net income or representing a franchise or doing business tax on such Sale Indemnified Party), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by COMPUCOM or any Related Rights connected with any such Receivables; or

          (xiii) any requirement that all or a portion of the distributions made to the Buyer pursuant to this Agreement shall be rescinded or otherwise must be returned to COMPUCOM for any reason.

                                  ARTICLE VIII

               ADMINISTRATION AND COLLECTIONS; ADDITIONAL RIGHTS
                 AND OBLIGATIONS IN RESPECT OF THE RECEIVABLES

     SECTION 8.1.  Servicing of Receivables and Related Rights.  Consistent with
                   -------------------------------------------
the Buyer's ownership of the Receivables and the Related Rights, the Buyer shall have the sole right to service, administer and collect the Receivables, to assign such right and to delegate such right to others. In consideration of the Buyer's purchase of the Receivables and the Related Rights, COMPUCOM agrees to cooperate fully with the Buyer to facilitate the full and proper performance of such duties and obligations for the benefit of the Buyer, the Trust and the Certificateholders. To the extent that the Buyer, individually or through the Servicer, has granted or grants powers of attorney to the Servicer or the Trustee under the Pooling and Servicing Agreement, COMPUCOM hereby grants a corresponding power of attorney on the same terms to the Buyer. COMPUCOM hereby acknowledges and agrees that the Buyer, in all of its capacities, shall assign to the Trustee for the benefit of the Certificateholders such powers of attorney and other rights and interests granted by COMPUCOM to the Buyer hereunder, and agrees to cooperate fully with the Trustee in the exercise of such rights.

     SECTION 8.2.  Rights of the Buyer; Enforcement Rights.
                   ---------------------------------------

     (a) The Buyer shall have no obligation to account for, to replace, to substitute or to return any Receivables and Related Rights to COMPUCOM. The Buyer shall have no obligation to account for, or to return to COMPUCOM, Collections, or any interest or other finance charge collected pursuant thereto, without regard to whether such Collections and charges are in excess of the Purchase Price for such Receivables and Related Rights.

     (b) The Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Receivables and Related Rights, and all of the Buyer's right, title and interest in, to and under this Agreement, on whatever terms the Buyer shall determine, pursuant to the Pooling and Servicing Agreement or otherwise.

     (c) The Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Receivables and Related Rights and, except as expressly set forth in the Transaction Documents, shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

     (d) COMPUCOM hereby authorizes the Buyer, and irrevocably appoints the Buyer as its attorney-in-fact with full power of substitution and with full authority in the place and stead of COMPUCOM, which appointment is coupled with an interest, to take any and all steps in the name of COMPUCOM and on behalf of COMPUCOM necessary or desirable, in the determination of the Buyer, to collect any and all amounts or portions thereof due under any and all Receivables or Related Rights, including, without limitation, endorsing the name of COMPUCOM on checks and other instruments representing Collections and enforcing such Receivables and Related Rights.

     SECTION 8.3.  Responsibilities of COMPUCOM.  Anything herein to the
                   ----------------------------
contrary notwithstanding:

     (a) COMPUCOM agrees to deliver directly to the Servicer (for the Buyer's account), within one Business Day of receipt thereof, any Collections that it receives, in the form so received, and agrees that all Collections shall be deemed to be received in trust for the Buyer and shall be maintained and segregated separate and apart from all other funds and moneys of COMPUCOM until delivery of the Collections to the Servicer;

     (b) COMPUCOM agrees to instruct all Obligors to cause all Collections to be sent to a Post Office Box that is the subject of a Lock-Box Agreement or a Wire Transfer Receipt Account that is subject to a Wire Transfer Receipt Account Agreement; and

     (c) COMPUCOM shall (i) perform all of its obligations hereunder and under the Contracts related to the Receivables and Related Rights to the same extent as if the Receivables and Related Rights had not been sold hereunder, and the exercise by the Buyer or its designee or assignee of the Buyer's rights hereunder or in connection herewith shall not relieve COMPUCOM from such obligations and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Notwithstanding anything to the contrary in this Agreement, none of the Buyer, the Trustee or any Certificateholder shall have any obligation or liability with respect to any Receivable or Related Rights nor shall any of them be obligated to perform any of the obligations of COMPUCOM under any of the foregoing.

     SECTION 8.4.  Further Action Evidencing Purchases.  COMPUCOM agrees that
                   -----------------------------------
from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, in order to perfect, protect or more fully evidence the purchase of the Receivables and the Related Rights by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its rights hereunder or under any other Transaction Document. COMPUCOM further agrees from time to time, at its expense, promptly to take all action that the Buyer, the Servicer or the Trustee may reasonably request in order to perfect, protect or more fully evidence such purchase of the Receivables and the Related Rights or to enable the Buyer or the Trustee (as assignee of the Buyer) to exercise or enforce any of its or their respective rights hereunder or under any other Transaction Document in respect of the Receivables and the Related Rights. Without limiting the generality of the foregoing COMPUCOM will:

     (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as the Buyer or the Trustee may reasonably determine to be necessary or appropriate; and

     (b) mark the master data processing records evidencing the Receivables and, if requested by the Buyer or the Trustee, to the extent reasonably practicable, legend the related Contracts, to reflect the sale of the Receivables and Related Rights pursuant to this Agreement and the Pooling and Servicing Agreement.

     COMPUCOM hereby authorizes the Buyer or its designee or assignee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Rights of COMPUCOM, in each case whether now existing or hereafter generated. If COMPUCOM fails to perform any of its agreements or obligations under this Agreement, the Buyer or its designee or assignee may (but shall not be required
to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Buyer or its designee or assignee incurred in connection therewith shall be payable by COMPUCOM under Section 7.1.
                                                        -----------

     SECTION 8.5.  Purchase Termination Event. Either (i) an election by the
                   ---------------------------
Seller to no longer sell Receivables and Related Rights to the Buyer hereunder by delivery to the Buyer of a notice to that effect or (ii) an election by the Buyer to no longer purchase Receivables and Related Rights from the Seller hereunder by delivery to the Seller of a notice to that effect; such notice to take effect on the Business Day after the day of receipt by the recipient of such notice.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1.  Amendments, Etc.  No amendment or waiver of any provision of
                   ----------------
this Agreement or consent to any departure by COMPUCOM therefrom shall be effective unless in a writing signed by the Buyer, and consented to in writing by the Trustee in accordance with the Pooling and Servicing Agreement, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Buyer or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 9.2.  Notices, Etc.  All notices and other communications provided
                   -------------
for hereunder shall, unless otherwise expressly stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on Schedule
                                                                      --------
9.2 hereto or at such other address or facsimile number as shall be designated
---
by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three (3) Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one (1) Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 9.3.  Acknowledgment and Consent.
                   --------------------------

     (a) COMPUCOM, as Seller and as initial Servicer, acknowledges that, contemporaneously herewith or at any time hereafter, the Buyer is assigning or will assign to the Trustee, for the benefit of the Certificateholders, pursuant to the Pooling and Servicing Agreement, all of the Buyer's rights, title and interest in, to and under the Receivables and Related Rights, and all of the Buyer's right, title and interest in, to and under this Agreement, it being
                                                                   --------
understood that such assignment shall not relieve any party hereto from (or
----------
require the Trustee or any Certificateholder to undertake) the performance of any term, covenant or agreement on the part of any party hereto to be performed or observed under or in connection with this Agreement. COMPUCOM, as Seller and as initial Servicer, hereby consents to such assignments, including, without limitation, the assignment by the Buyer of (i) the right of the Buyer, at any time, to enforce this Agreement against COMPUCOM and the obligations of COMPUCOM hereunder, (ii) the right to appoint a successor to the Servicer as set forth in the Pooling and Servicing Agreement, (iii) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of COMPUCOM thereunder to the same extent as the Buyer may do, and (iv) all of the Buyer's rights, remedies, powers and privileges, and all claims of the Buyer against COMPUCOM, under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity). Each of the parties hereto acknowledges and agrees that the Trustee and the Investor Certificateholders are third party beneficiaries of the rights of the Buyer arising hereunder and under the other Transaction Documents to which COMPUCOM is a party.

     (b) COMPUCOM hereby agrees to execute all agreements, instruments and documents, and to take all other action, that the Buyer or the Trustee determines is necessary or reasonably desirable to evidence its consent described in Section 9.3(a).
             --------------

     (c) COMPUCOM hereby acknowledges that its obligations to the Trustee and the Investor Certificateholders as assignees of the Buyer are and shall be, to the extent permitted by applicable law or not prohibited by any order of any court or administrative or regulatory authority, absolute and unconditional under any and all circumstances and shall be unaffected by any claims, offsets or other defenses COMPUCOM may have against the Buyer, and COMPUCOM agrees that it shall not assert or interpose any such claims, offsets or defenses as a defense to its performance of its obligations under the Transaction Documents to which it is a party.

     SECTION 9.4.  Binding Effect; Assignability. This Agreement shall be
                   -----------------------------
binding upon and inure to the benefit of the Buyer, COMPUCOM and its respective successors and permitted assigns. COMPUCOM may not assign its rights hereunder or any interest herein without the prior written consent of the Buyer and each Contract Party, subject to Section 9.3, the Buyer may not assign its rights
                           -----------
hereunder or any interest herein without the prior written consent of COMPUCOM and each Control Party. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date after the Sale Termination Date on which COMPUCOM has received payment in full for all Receivables and Related Rights conveyed pursuant to Section 1.1 hereof and has paid and
                                    -----------
performed all of its obligations hereunder in full. The rights and remedies with respect to any breach of any representation and warranty made by COMPUCOM pursuant to Article V shall be continuing and shall survive any termination of
            ---------
this Agreement.

     SECTION 9.5.  Costs, Expenses and Taxes.  In addition to the rights of
                   -------------------------
indemnification granted under Article , COMPUCOM agrees to pay on demand all
                              --------
costs and expenses, if any (including, without limitation, attorneys' fees), of the Trustee, the Buyer, the Investor Certificateholders and their respective Affiliates and agents, in connection with the enforcement of this Agreement(unless such enforcement is finally denied on the merits by a court with proper jurisdiction).

     SECTION 9.6.  No Proceedings; Limitation on Payments.
                   --------------------------------------

     (a) COMPUCOM hereby agrees that it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the Final Trust Termination Date. The foregoing shall not limit COMPUCOM's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than COMPUCOM.

     (b) Notwithstanding any provisions contained in this Agreement to the contrary, the Buyer shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless the Buyer has excess cash flow from operations or has received funds with respect to such obligation which may be used to make such payment and, in each case, such payment is permitted by the Pooling and Servicing Agreement.

     SECTION 9.7.  GOVERNING LAW AND JURISDICTION.
                   ------------------------------

     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION (OR THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF THE BUYER IN THE RECEIVABLES AND THE RELATED RIGHTS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY UNITED STATES FEDERAL COURT, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     SECTION 9.8.  Execution in Counterparts.  This Agreement may be executed in
                   -------------------------
any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     SECTION 9.9.  Survival of Termination.  The provisions of Section 1.4,
                   -----------------------                     -----------
Article , Section 9.3, Section 9.5, Section 9.6, Section 9.7, Section 9.10 and
--------  -----------  -----------  -----------  -----------  ------------
this Section 9.9 shall survive any termination of this Agreement.
     -----------

     SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES ITS
                    --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     SECTION 9.11.  Entire Agreement.  This Agreement and the other Transaction
                    ----------------
Documents embodies the entire agreement and understanding of the parties hereto, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The Exhibits, Schedules and Annexes to this Agreement shall be deemed incorporated by reference into this Agreement as if set forth herein.

     SECTION 9.12.  Headings.  The captions and headings of this Agreement and
                    --------
in any Exhibit hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              COMPUCOM SYSTEMS, INC., as Seller and as initial Servicer



                              By:
                                  --------------------------------------------
                              Name:
                              Title:





                              CSI FUNDING, INC., as Buyer



                              By:
                                  --------------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT A
                                                         FORM OF PURCHASE REPORT



                                PURCHASE REPORT


                             COMPUCOM SYSTEMS, INC.
                               CSI FUNDING, INC.
                   As of ___________________________________



--------------------------------------------------------------------------------------------------------
                                                                                    Cut-Off Date
--------------------------------------------------------------------------------------------------------
Total Receivables                                           UPB           $           -   Input
Contributed Receivables                                                   $   1,000,000   Fixed
Aggregate Unpaid Balance of Receivables                     AUB           $  (1,000,000)  Calculated
LIBOR                                                                            0.0000%  Input
Days Sales Outstanding                                      TD                        0   Input
12 Month Losses                                                           $           -   Input
12 Month Collections                                                      $           -   Input
--------------------------------------------------------------------------------------------------------
Cost Rate (LIBOR +1.50%)                                    CR                 150.0000%  Calculated
--------------------------------------------------------------------------------------------------------
Cost Discount (TD/360)*CR                                   CD                        0   Calculated
--------------------------------------------------------------------------------------------------------
Loss Discount (12 Month Losses/12 Month Coll)               LD               #DIV/0!      Calculated
--------------------------------------------------------------------------------------------------------
Fair Market Value Discount (LD+CD)                         FMVD              #DIV/0!      Calculated
--------------------------------------------------------------------------------------------------------
Purchase Price (AUB-(AUB*FMVD))                             PP               #DIV/0!      Calculated
--------------------------------------------------------------------------------------------------------
Eligible Receivables                                                      $           -   Input
--------------------------------------------------------------------------------------------------------
Ineligible Receivables                                                    $           -   Input
--------------------------------------------------------------------------------------------------------